Exhibit 10.12(e)
LANVISION SYSTEMS, INC.

FOURTH AMENDMENT TO OFFICE LEASE WITH DUKE REALTY LIMITED PARTNERSHIP AND LANVISION, INC., DATED JANUARY 16, 1998

PL/ALC/nm
4/28/98

                             FOURTH LEASE AMENDMENT

         THIS FOURTH LEASE AMENDMENT (the "Amendment") is executed this 16th day of January , 1998, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and LANVISION, INC., an Ohio corporation ("Tenant").

                              W I T N E S S E T H :

         WHEREAS, Landlord and Tenant entered into a certain lease dated May 7, 1996, as amended July 12, 1996, February 25, 1997 and September 23, 1997 ("Third Lease Amendment") (collectively, the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 15,306 square feet of space (the "Original Premises") located in Suite 400, One Financial Way, Cincinnati, Ohio 45242; and

         WHEREAS, Landlord and Tenant entered into the Third Lease Amendment to reduce the Leased Premises but at the time of the Third Lease Amendment the commencement date for the reduction of Minimum Annual Rent due to the reduction in the Leased Premises was uncertain as set forth in Article 20.12 of the Lease; and

         WHEREAS, Landlord and Tenant have determined the date for the reduction in Minimum Annual Rent and desire to amend subsections B, C, D and E of the Basic Lease Provisions to reflect such date;

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:

         1.       Amendment of Basic Lease Provisions.

                  Commencing March 1, 1998, Subsections B, C, D and E of Section
1.02 of Article 1 of the Lease are hereby deleted and the following subsections are substituted in lieu thereof:



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         B.       Rentable Area:  approximately 15,306 rentable square
                  feet;

                  Landlord shall use commercially reasonably standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the Common Areas within the Building, as reasonably determined by Landlord from time to time. Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all purposes hereunder, including without limitation the calculation of the Building Expense Percentage and the Minimum Annual Rent. Notwithstanding anything to the contrary contained herein, Tenant's pro rata portion of the area covered by the Common Areas within the Building shall be the product of (i) the Usable Area within the Leased Premises, as such amount may change from time to time pursuant to the terms of this Lease and (ii) Tenant's Common Area Factor. For purposes of this Lease, Tenant's Common Area Factor shall be as reasonably determined by Landlord; provided, however, that Tenant's Common Area Factor shall not exceed 1.135.

         C.       Building Expense Percentage: 7.2% (15,306 / 212,125);

         D.       Minimum Annual Rent:

         March 1, 1998 - September 13, 1998        $127,996.43 (7 mos. and 13
                                                   days)
         September 14, 1998 - September 13, 1999   $206,631.00 per year
         September 14, 1999 - September 13, 2000   $210,457.56 per year
         September 14, 2000 - September 13, 2001   $210,457.56 per year;

         E.       Monthly Rental Installments:

         March 1, 1998 - August 31, 1998             $17,219.25 per month
         September 1, 1998 - September 13, 1998      $ 7,461.68 (13 days)
         September 14, 1998 - September 13, 1999     $17,219.25 per month
         September 14, 1999 - September 13, 2001     $17,538.13 per month;

         2. Amendment of Section 20.12. Section 20.12 of the Lease is hereby deleted in its entirety and is of no further force or effect.

         3. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual



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executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

         4. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

         5. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

         6. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.




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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.


                                                       LANDLORD:

                                                DUKE REALTY LIMITED PARTNERSHIP,
WITNESSES:                                      an Indiana limited partnership
 /s/ Naomi Gump
---------------------
 Naomi Gump                               By: Duke Realty Investments, Inc.,
---------------------                         its general partner
(Printed)

 /s/ Ricena A. Watson                     By: /s/ James W. Gray
---------------------                        --------------------------
 Ricena A. Watson                                         James W. Gray
---------------------                                     Vice President and
(Printed)                                                 General Manager




                                                       TENANT:

                                                       LANVISION, INC., an Ohio
                                                       corporation

WITNESSES:
 /s/ Alan J. Hartman                       By: /s/ Eric Lombardo
---------------------                         --------------------------
 Alan J. Hartman                               Eric Lombardo
---------------------                          Executive Vice President
(Printed)

 /s/ Kimberly S. Farris
-----------------------
Kimberly S. Farris
-----------------------
(Printed)



STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         Before me, a Notary Public in and for said County and State, personally appeared James W. Gray, by me known and by me known to be the Vice President and General Manager of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty



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Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Fourth Lease Amendment" on behalf of said partnership.

         WITNESS my hand and Notarial Seal this 9 day of  February , 1998.
                                               ---       ----------


                                            /s/ Ricena A. Watson (McKee)
                                          --------------------------------
                                          Notary Public

                                            Ricena A. Watson (McKee)
                                          --------------------------------
                                          (Printed Signature)

My Commission Expires:  June 29, 2001
                      ---------------
My County of Residence: Clermont
                       --------------
                                                             (NOTARIAL SEAL)





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STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         Before me, a Notary Public in and for said County and State, personally appeared Eric Lombardo, by me known and by me known to be the Executive Vice President of LanVision, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "Fourth Lease Amendment" on behalf of said corporation.

         WITNESS my hand and Notarial Seal this 16th day of  January , 1998.
                                                --          ---------

                                              /s/ Denise D. Dyer
                                            ----------------------------------
                                                     Notary Public
(NOTARIAL SEAL)
                                              Denise D. Dyer
                                            ----------------------------------
                                                     (Printed Signature)

My Commission Expires:  January 29, 2000
                      ------------------
My County of Residence: Hamilton
                       -----------------




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                              CONSENT OF GUARANTOR


         The undersigned Guarantor to the Lease hereby consents to the foregoing Fourth Lease Amendment and reaffirms that the Unconditional Guaranty of Lease dated May 7, 1996, remains in full force and effect.

                                                     "Guarantor"

                                                     LANVISION SYSTEMS, INC., a
                                                     Delaware corporation


                                                     By: /s/ Eric Lombardo
                                                        --------------------
                                                        Eric Lombardo
                                                        Executive Vice President



STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         Before me, a Notary Public in and for said County and State, personally appeared Eric Lombardo, by me known and by me known to be the Executive Vice President of LanVision, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "Consent of Guarantor" on behalf of said corporation.

         WITNESS my hand and Notarial Seal this 16th day of   January   , 1998.
                                                ----        ------------

                                              /s/ Denise D. Dyer
                                            ---------------------------------
                                                     Notary Public
(NOTARIAL SEAL)
                                              Denise D. Dyer
                                            ---------------------------------
                                                     (Printed Signature)

My Commission Expires:  January 29, 2000
                      ------------------
My County of Residence: Hamilton
                       -----------------



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